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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
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                                   Form 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): May 27, 2004



                         Bristol West Holdings, Inc.
              (Exact Name of Registrant as Specified in Charter)



        Delaware                   001-31984                   13-3994449
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)            File Number)             Identification No.)


                              5701 Stirling Road
                             Davie, Florida 33314
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (954) 316-5200


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)



     ___________________________________________________________________
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Item 5.           Other Events and Required FD Disclosure

On May 27, 2004, Bristol West Holdings, Inc. issued a press release announcing the appointment of Craig E. Eisenacher as Senior Vice President - Chief Financial Officer, effective June 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

                  99.1     Press Release, dated May 27, 2004.








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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 BRISTOL WEST HOLDINGS, INC.


                                                 By:  /s/ George G. O'Brien
                                                      _______________________
                                                 Name:    George G. O'Brien
                                                 Title:   Chief Legal Officer


Date:  May 28, 2004



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                              INDEX TO EXHIBITS


Exhibit Number              Exhibit
___________________         ___________________


99.1                        Press Release, dated May 27, 2004